EXHIBIT  "A"
                                MERGER  AGREEMENT



     THIS MERGER AGREEMENT (this "Agreement") is made this ___ day of _________________, 1998, by and between CWB MERGER CORP, a California Corporation (hereinafter referred to as "CWB Merger Corp"), and PALOMAR SAVINGS & LOAN ASSOCIATION, a California savings and loan association (hereinafter referred to as "Palomar"), with reference to the following:


                                    RECITALS
                                    --------

     WHEREAS, Palomar is a California savings and loan association duly organized, validly existing and in good standing under the laws of the State of California;

     WHEREAS, CWB Merger Corp is a California corporation established as a wholly-owned subsidiary of Community West Bancorp ("Community West") and is duly organized, validly existing and in good standing under the laws of the State of California.

     WHEREAS, Community West and Palomar have entered into that certain Agreement and Plan of Reorganization dated __________________, 1998 (the "Acquisition Agreement") providing for the acquisition of Palomar by Community West through the merger of Palomar with CWB Merger Corp under the charter and title of Palomar (the "Merger");

     WHEREAS, both CWB Merger Corp and Palomar wish to complete the acquisition by consummating the Merger; and

     WHEREAS, the Board of Directors of each of Community West and Palomar has approved this Agreement and has authorized its execution and delivery and the sole shareholder of CWB Merger Corp and the shareholders of Community West and Palomar have approved this Agreement and the transactions contemplated hereby;

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, the parties hereto hereby agree as follows:


                                    AGREEMENT
                                    ---------

     SECTION  1.  SURVIVING  BANK.  At the Effective Time of the Merger (as that
     ----------   ---------------
term is defined in the Acquisition Agreement), CWB Merger Corp and Palomar shall be merged under the charter of Palomar (the "Surviving Association").

     SECTION  2.  CLOSING.  The  closing of the transactions contemplated hereby
     ----------   -------
(the "Closing") shall take place at the offices of Community West, 5827 Hollister Avenue, Goleta, California 93117, on the date fixed therefor pursuant to Section 2.1 of the Acquisition Agreement.

     SECTION  3.  NAME.  The name of the Surviving Association shall be "Palomar
     ----------   ----
Savings  &  Loan  Association."

     SECTION  4.  BUSINESS;  OFFICES.  The business of the Surviving Association
     ----------   ------------------
shall be that of a savings and loan association. This business shall be conducted by the Surviving Association at its main office located at 355 West Grand Avenue, Escondido, California 92033, and at its legally established branches and loan production offices.

     SECTION  5.  CAPITAL.  The  capital account of the Surviving Association at
     ----------   -------
the Effective Time of the Merger shall be equal to the combined capital accounts of Palomar and CWB Merger Corp, adjusted, however, for normal earnings and expenses up to the Effective Time of the Merger. The authorized capitalization of the Surviving Association shall be 1,500,000 shares of common stock, par value $4.00 per share.

     SECTION  6.  ASSETS;  LIABILITIES.  All  assets  of each of Palomar and CWB
     ----------   --------------------
Merger Corp, as they exist immediately prior to the Effective Time of the Merger, shall pass to and vest in the Surviving Association without any conveyance or other transfer. The Surviving Association shall be responsible for all of the liabilities of every kind and description of each of CWB Merger Corp and Palomar existing as of the Effective Time of the Merger.

     SECTION  7.  OUTSTANDING  STOCK.  At the Effective Time of the Merger, each
     ----------   ------------------
share of the common stock, $4.00 par value, of Palomar (the "Palomar Stock") issued and outstanding immediately prior to the Effective Time of the Merger, except for Dissenting Palomar Shares (as defined in Section 1.3 of the Acquisition Agreement), on and after the Effective Time of the Merger, pursuant to the Acquisition Agreement and the Agreement and without any further action on the part of Palomar or the holders of Palomar Stock, automatically shall be canceled and cease to be an issued and outstanding share of Palomar Stock and shall be converted into the right to receive that number of newly issued shares of common stock, no par value, of Community West, equal to the whole and fractional number resulting from dividing the Palomar Per Share Value by the Community West Per Share Value; plus cash in lieu of fraction interests as specified in Section 1.5 of the Agreement. For purposes of this Agreement, the term Community West Per Share Value shall mean the average of the "bid" and "ask" of Community West Stock as quoted in the NASDAQ National Market System for the thirty (30) trading days immediately preceding the Closing (as that term is defined in Section 2.1 of the Acquisition Agreement). For purposes of this Agreement, the term Palomar Per Share Value shall mean the product of the following equation: [2.2] x [a b] where "a"is the Palomar Total Shareholders Equity as of the last day of the calendar month immediately preceding the Closing as determined in accordance with generally accepted accounting principles as in effect in the United States, consistently applied (without giving effect to the payment of finders'fee occurring after the Closing), and where "b" is the number of shares of Palomar Stock outstanding immediately prior to the Closing. Certificates formerly evidencing shares of Palomar Stock shall be surrendered for exchange to the Transfer Agent (as defined in Section 1.6 of the Acquisition Agreement) in accordance with Section 1.6 of the Acquisition Agreement.

     SECTION 8.  DIVIDEND.  Neither CWB Merger Corp nor Palomar shall declare or
     ---------   --------
pay any dividend to its shareholders between the date of this Agreement and the Effective Time of the Merger, or dispose of any of its assets in any other manner except in the normal course of business and for adequate value.

     SECTION 9.  BOARD OF DIRECTORS; OFFICERS.  The persons serving as the Board
     ---------   ----------------------------
of Directors of Palomar immediately prior to the Effective Time of the Merger at and after the Effective Time of the Merger shall become and be the Board of Directors of the Surviving Association, and such persons shall serve as the directors of the Surviving Association until such time as their successors have been elected and qualified; provided however, that at the Effective Time of the Merger, one additional person designated by the Board of Directors of Community West in its sole and absolute discretion shall be appointed to the Board of Directors of Palomar. The executive officers of Palomar immediately prior to the Effective Time of the Merger at and after the Effective Time of the Merger shall become and be the executive officers of the Surviving Association, and such persons shall serve until they resign or are replaced or terminated by the Board of Directors of the Surviving Association.

     SECTION  10.  ARTICLES  OF ASSOCIATION AND BYLAWS OF SURVIVING ASSOCIATION.
     -----------   ------------------------------------------------------------
The Articles of Incorporation and Bylaws of Palomar as in effect immediately prior to the Effective Time of the Merger, copies of which are attached hereto as Exhibits "A" and "B," respectively, shall be the Articles of Incorporation and Bylaws of the Surviving Association.

     SECTION  11.  CONDITIONS.  The  obligations  of the parties to proceed with
     -----------   ----------
the Closing are subject to the satisfaction or waiver at or prior to the Closing of all of the conditions to the Merger set forth herein and in the Acquisition Agreement.

     SECTION  12.  TERMINATION.  This  Agreement  may  be terminated at any time
     -----------   -----------
prior  to  the  Closing:

     (a) by the written agreement of CWB Merger Corp, Community West and Palomar;

     (b) by CWB Merger Corp or Palomar if the Closing shall not have been consummated on or before December 31, 1998, or such other date, if any, upon which CWB Merger Corp, Community West and Palomar may agree in writing; or

     (c) automatically in the event the Acquisition Agreement is terminated in accordance with its terms.

     SECTION  13.  APPROVALS.  This  Agreement has been approved and/or ratified
     -----------   ---------
and confirmed by the affirmative vote of shareholders of Palomar owning at least a majority of its capital stock outstanding, and by the sole shareholder of CWB Merger Corp, by written consent or at a meeting held on the call of the Board of Directors; and the Merger shall become effective on such date and at such time as an executed copy of this Agreement, together with all requisite certificates as required by applicable California law, bearing the endorsement of the California Commissioner of Financial Institutions (the "Commissioner") as required by California Financial Code Section 5758 and certified by the California Secretary of State is filed with the Commissioner (the "Effective Time of the Merger").

     WITNESS the signatures of CWB Merger Corp and Palomar, this ____ day of ___________, 1998, each set by its President and attested to by its Cashier or Secretary, pursuant to a resolution of their Boards of Directors, acting by a majority.

                              CWB  MERGER  CORP


                              By:
                              Llewellyn  W.  Stone
                              President  and
                              Chief  Executive  Officer
Attest:


---------------------
Michel  Nellis
Secretary


                              PALOMAR  SAVINGS  &  LOAN  ASSOCIATION


                              By:
                              James  M.  Rady
                              President  and
                              Chief  Executive  Officer
Attest:


---------------------
Secretary

                                  EXHIBIT "B-1"

                              SHAREHOLDER  AGREEMENT


          THIS SHAREHOLDER AGREEMENT (this "Shareholder Agreement"), is made as of this ____ day of April, 1998, by and among Community West Bancshares, a California corporation ("Community West"), and the shareholder of Palomar
Savings & Loan Association, a California state chartered savings and loan association ("Palomar") whose name is set forth under "Shareholder" on the signature page hereof (the "Shareholder"). Community West is contemporaneously herewith entering into agreements with other shareholders of Palomar, which agreements are identical in all respects hereto, except as to (a) the number of shares of Palomar's common stock, $4.00 par value (the "Palomar Common Stock") owned by such other shareholders, and (b) the name and address of the other shareholders. The Shareholder and such other persons shall hereinafter be referred to as to the Shareholders and this Agreement and such other agreements as "Shareholder Agreements." This Shareholder Agreement is made with reference to the following:

                                    RECITALS
                                    --------

     WHEREAS, that certain Agreement and Plan of Reorganization (the "Agreement"), dated as of April __, 1998, entered into by and among Community West and Palomar, provides for the acquisition by Community West of one hundred percent (100%) of the Palomar Common Stock, through the merger (the "Merger") of Palomar with a merger corporation which shall be a wholly-owned subsidiary of Community West ("CWB Merger Corp"); and

     WHEREAS, as a condition precedent to the obligations of Community West and Palomar under the Agreement, the Shareholder and all the Shareholders shall have entered into Shareholder Agreements concurrent with the execution of the Agreement in accordance with the terms, conditions, and provisions thereof;

     NOW, THEREFORE, in order to effectuate the transactions set forth above and in consideration of the mutual covenants, conditions, agreements, representations and warranties contained herein and in the Agreement, and intending to be legally bound, the parties hereto agree as follows:


                                    AGREEMENT
                                    ---------

                                    ARTICLE I

                            COVENANTS OF SHAREHOLDER
                            ------------------------

     1.1     VOTE  OF  SHAREHOLDERS.  At  the meeting of shareholders of Palomar
             -----------------------
referred to in Section 7.1 of the Agreement (the "Meeting"), the Shareholder shall vote or cause to be voted the shares of Palomar Common Stock indicated as owned or controlled by such Shareholder on Schedule I attached hereto, and any other shares of Palomar Common Stock now owned or hereafter acquired or controlled by such Shareholder, in favor of, and to approve the principal terms of, the Merger and any other matter contemplated by the Agreement which requires the approval of the shareholders of Palomar.

     1.2     OTHER  CONTRACTS.  From  and  after  the  date  of this Shareholder
             -----------------
Agreement, the Shareholder shall not enter into or become subject to any agreement or commitment which would restrict or in any way impair the obligation of the Shareholder to comply with all the terms of this Shareholder Agreement, including, without limitation, any other agreement to sell, transfer or otherwise dispose of the Shareholder shares of Palomar Common Stock.

     1.3     UPDATING  INFORMATION.  In  the  event  that  the Shareholder shall
             ----------------------
discover that any representation or warranty made herein by him/her was false or misleading in any material respect when made or that any event has occurred such that any representation or warranty of the Shareholder made herein would, if made at and as of the time of the occurrence of such event, or thereafter, be incorrect in any material respect, the Shareholder shall deliver to Community West a statement specifying that it is delivered pursuant to this Section 1.3 and stating in reasonable detail the facts with respect thereto. Delivery of any such statement shall not limit any rights which Community West may otherwise have under this Shareholder Agreement.

     1.4     AGREEMENT  TO  RECOMMEND.     The Shareholder agrees that, upon the
             -------------------------
execution of this Shareholder Agreement, he/she shall at all times use his/her best efforts in order to obtain the approval of the shareholders of Palomar of the principal terms of the Merger and any other matter contemplated by the Agreement which requires approval of the shareholders of Palomar and shall recommend the approval of such matters by the shareholders of Palomar at the Meeting.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                                 OF SHAREHOLDER
                                 --------------

     2.1     REPRESENTATIONS  AND  WARRANTIES  OF  DIRECTOR.  The  Shareholder
             ----------------------------------------------
represents  and  warrants  to,  and  agrees  with,  Community  West  as follows:

          (a)     CAPACITY.  The Shareholder has all requisite capacity to enter
                  --------
into and to perform the Shareholder's obligations under this Shareholder Agreement.

          (b)     AGREEMENT.  The  Shareholder  has  received  a  copy  of  the
                  ---------
Agreement and has had the opportunity to review and to consider the terms and conditions contained in this Shareholder Agreement and in the Agreement and to confer with his or her counsel concerning said terms and conditions.

          (c)     BINDING  AGREEMENT.  This  Shareholder Agreement has been duly
                  ------------------
executed and delivered by such Shareholder and constitutes a valid and legally binding agreement of such Shareholder.

          (d)     OWNERSHIP  OF  SHARES,  ETC.  Schedule I hereto correctly sets
                  ---------------------------
forth the number of shares of Palomar Common Stock owned by the Shareholder or with respect to which such Shareholder has sole or shared voting power, and the Shareholder has good and marketable title to all such shares of Palomar Common
Stock free and clear of any liens, security interests, charges or other encumbrances of any kind or nature except as set forth on Schedule I.

          (e)     RELATIONSHIP  WITH  PALOMAR.  The Shareholder is a director or
                  ---------------------------
executive  officer  of  Palomar.

          (f)     NON-CONTRAVENTION.  The  execution  and  delivery  of  this
                  -----------------
Agreement by the Shareholder does not, and the performance by the Shareholder of the Shareholder's obligations hereunder and the consummation by the Shareholder of the transactions contemplated hereby will not, violate or conflict with or constitute a default under any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Shareholder is a party or by which the Shareholder is bound, or any statute, rule or regulation to which the Shareholder or any of the Shareholder's property is subject.

                                   ARTICLE III

                             DISCLOSURE AND TRADING
                             ----------------------

     The Shareholder hereby covenants and agrees that upon receipt of the disclosure of a Strategic Transaction Proposal or a Community West Acquisition Transaction (as those terms are defined in the Agreement), Shareholder shall maintain the confidentiality of all non-public information regarding the Strategic Transaction Proposal or the Community West Acquisition Transaction to the same extent required by the parties to any such transaction under the terms of any confidentiality agreement to which those parties are bound and to refrain from trading in securities of Community West, Palomar, any subsidiary thereof or any other party to the Strategic Transaction Proposal or Community West Acquisition Transaction until the earlier of: (i) full public disclosure of such non-public information has been made and trading in the subject securities would not be a violation of applicable securities laws, or (ii) the Strategic
Transaction Proposal or Community West Acquisition Transaction has been terminated or has expired by its terms and disclosure of such non-public information is permitted under the terms of any agreement regarding the transaction and trading in the subject securities would not be a violation of applicable securities laws.

                                   ARTICLE IV

                                   TERMINATION
                                   -----------

     TERMINATION.  This  Shareholder Agreement shall automatically terminate and
     -----------
be of no further force or effect if the Agreement is terminated in accordance with the terms thereof, except as to any breach of this Shareholder Agreement by the Shareholder occurring prior to the date of such termination. The representations and warranties set forth in Article II and the covenants and agreements of Articles III and V hereof shall survive the termination of this Shareholder Agreement and the Closing.

                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

     5.1     EXPENSES.  Each  party  hereto shall pay its own costs and expenses
             --------
in connection with this Shareholder Agreement and the transactions covered and contemplated hereby; provided, however, that nothing contained herein shall preclude the payment of the Shareholder's expenses in connection with the negotiation and documentation of this Shareholder's Agreement by Palomar.

     5.2     NOTICES,  ETC.     All  communications  required or permitted to be
             -------------
given hereunder shall be in writing and shall be deemed to have been duly given to the appropriate parties if delivered in person (professional carrier acceptable) or by United States mail, certified and with return receipt requested, or otherwise actually delivered:

          (a) If to the Shareholder, to the address set forth on Schedule I attached hereto.

               With  a  copy  to:

               Palomar  Savings  &  Loan  Association
               355  West  Grand  Avenue
               Escondido,  California  92025
               Attn:  Mr.  James  M.  Rady

               With  a  copy  to:  Higgs,  Fletcher  &  Mack,  LLP
                                   401  West  A  Street,  Suite  2000
                                   San  Diego,  California  92101
                            Attn:  Kurt  L.  Kicklighter,  Esq.

          (b)     If  to  Community  West

               Community  West  Bancshares
               5827  Hollister  Avenue
               Goleta,  California  93117
               Attn:     Llewellyn  W.  Stone
                    President  and  Chief  Executive  Officer

               With  a  copy  to:  Horgan,  Rosen,  Beckham  &  Coren,  LLP
                                   21700  Oxnard  Street,  Suite  1400
                                   Los  Angeles,  California  91365
                         Attn:     Arthur  A.  Coren,  Professional Corporation
                         FAX:      (818)  340-6190

or such other address as any party may have furnished in writing to the other parties.

     5.3     ENTIRE  AND  SOLE AGREEMENT.  The making, execution and delivery of
             ---------------------------
this Shareholder Agreement by the parties hereto have not been induced by any representations, statements, warranties or agreements other than those expressed herein and in the Agreement. This Shareholder Agreement and the Agreement embody the entire understanding of the parties, and there are no further or other agreements or understandings, whether written or oral, in effect among the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

     5.4     SUCCESSORS  AND  ASSIGNS.  Except  as  otherwise  provided  in this
             ------------------------
Shareholder Agreement, all covenants and agreements of the parties contained in this Shareholder Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     5.5     GOVERNING  LAW.  This  Shareholder Agreement shall be construed and
             --------------
enforced in accordance with and governed by the laws of the State of California. Each party hereto hereby submits to the jurisdiction of the courts of the County of Santa Barbara for the purpose of any suit, action or other proceeding arising out of such party's obligations under or with respect to this Agreement.

     5.6     COUNTERPARTS.  This  Shareholder  Agreement  may  be  executed
             ------------
simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.7     AMENDMENT,  SUPPLEMENT  AND WAIVER.  This Shareholder Agreement may
             ----------------------------------
be amended or supplemented, and compliance with the provisions hereof may be waived only by an instrument in writing signed by the party against which enforcement of such amendment, supplement or waiver of compliance is sought.

     5.8     HEADINGS.  The  headings  in  this  Shareholder  Agreement  are for
             --------
purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     5.9     SPECIFIC  PERFORMANCE.  It  is  recognized and agreed that monetary
             ---------------------
damages will not compensate the parties hereto for nonperformance by any party. Accordingly, each party agrees that his or her obligation shall be enforceable by a court order requiring specific performance.

     5.10     SEVERAL  OBLIGATIONS.  All  duties  and  obligations  of  the
              --------------------
Shareholder executing this Shareholder Agreement shall be several and not joint with the duties and obligations of other Shareholders executing similar Shareholder Agreements with Community West.

     IN WITNESS WHEREOF, the parties hereto have caused this Shareholder Agreement to be duly executed as of the date first above written.

SHAREHOLDER                    COMMUNITY  WEST  BANCSHARES

_____________________________    By:   ________________________________
     (Name)                            Llewellyn  W.  Stone
                                 Its:  President  and  Chief  Executive  Officer
_____________________________
     (Signature)

                                   SCHEDULE I


NAME  OF  SHAREHOLDER:         ______________________________

ADDRESS  OF  SHAREHOLDER:      ______________________________

      ______________________________

      ______________________________



CERTIFICATE  NUMBER          NUMBER  OF  SHARES     REGISTERED  OWNER(S)
-------------------          ------------------     --------------------












DESCRIBE  ANY  LIENS:
--------------------

                                  EXHIBIT "B-2"

                             SHAREHOLDER  AGREEMENT


          THIS SHAREHOLDER AGREEMENT (this "Shareholder Agreement"), is made as of this ____ day of April, 1998, by and among Palomar Savings & Loan Association, a California state chartered savings and loan association ("Palomar") and the shareholder of Community West Bancshares, a California corporation ("Community West") whose name is set forth under "Shareholder" on the signature page hereof (the "Shareholder"). Palomar is contemporaneously herewith entering into agreements with other shareholders of Community West, which agreements are identical in all respects hereto, except as to (a) the number of shares of Community West's common stock, no par value (the "Community West Stock") owned by such other shareholders, and (b) the name and address of the other shareholders. The Shareholder and such other persons shall hereinafter be referred to as to the Shareholders and this Agreement and such other agreements as "Shareholder Agreements." This Shareholder Agreement is made with reference to the following:

                                    RECITALS
                                    --------

     WHEREAS, that certain Agreement and Plan of Reorganization (the "Agreement"), dated as of April __, 1998, entered into by and among Community West and Palomar, provides for the acquisition by Community West of one hundred percent (100%) of the Palomar Common Stock, through the merger (the "Merger") of Palomar with a merger corporation which shall be a wholly-owned subsidiary of Community West ("CWB Merger Corp"); and

     WHEREAS, as a condition precedent to the obligations of Community West and Palomar under the Agreement, the Shareholder and all the Shareholders shall have entered into Shareholder Agreements concurrent with the execution of the Agreement in accordance with the terms, conditions, and provisions thereof;

     NOW, THEREFORE, in order to effectuate the transactions set forth above and in consideration of the mutual covenants, conditions, agreements, representations and warranties contained herein and in the Agreement, and intending to be legally bound, the parties hereto agree as follows:


                                    AGREEMENT
                                    ---------

                                    ARTICLE I

                            COVENANTS OF SHAREHOLDER
                            ------------------------

     1.1     VOTE  OF SHAREHOLDERS.  At the meeting of shareholders of Community
             ----------------------
West referred to in Section 7.1 of the Agreement (the "Meeting"), the Shareholder shall vote or cause to be voted the shares of Community West Stock indicated as owned or controlled by such Shareholder on Schedule I attached hereto, and any other shares of Community West Stock now owned or hereafter acquired or controlled by such Shareholder, in favor of, and to approve the principal terms of, the Merger and any other matter contemplated by the Agreement which requires the approval of the shareholders of Community West.

     1.2     OTHER  CONTRACTS.  From  and  after  the  date  of this Shareholder
             -----------------
Agreement, the Shareholder shall not enter into or become subject to any agreement or commitment which would restrict or in any way impair the obligation of the Shareholder to comply with all the terms of this Shareholder Agreement, including, without limitation, any other agreement to sell, transfer or otherwise dispose of the Shareholder shares of Community West Stock.

     1.3     UPDATING  INFORMATION.  In  the  event  that  the Shareholder shall
             ----------------------
discover that any representation or warranty made herein by him/her was false or misleading in any material respect when made or that any event has occurred such that any representation or warranty of the Shareholder made herein would, if made at and as of the time of the occurrence of such event, or thereafter, be incorrect in any material respect, the Shareholder shall deliver to Palomar a statement specifying that it is delivered pursuant to this Section 1.3 and stating in reasonable detail the facts with respect thereto. Delivery of any such statement shall not limit any rights which Palomar may otherwise have under this Shareholder Agreement.

     1.4     AGREEMENT  TO  RECOMMEND.     The Shareholder agrees that, upon the
             -------------------------
execution of this Shareholder Agreement, he/she shall at all times use his/her best efforts in order to obtain the approval of the shareholders of Community West of the principal terms of the Merger and any other matter contemplated by the Agreement which requires approval of the shareholders of Community West and shall recommend the approval of such matters by the shareholders of Community West at the Meeting.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                                 OF SHAREHOLDER
                                 --------------

     2.1     REPRESENTATIONS  AND  WARRANTIES  OF  DIRECTOR.  The  Shareholder
             ----------------------------------------------
represents  and  warrants  to,  and  agrees  with,  Palomar  as  follows:

          (a)     CAPACITY.  The Shareholder has all requisite capacity to enter
                  --------
into and to perform the Shareholder's obligations under this Shareholder Agreement.

          (b)     AGREEMENT.  The  Shareholder  has  received  a  copy  of  the
                  ---------
Agreement and has had the opportunity to review and to consider the terms and conditions contained in this Shareholder Agreement and in the Agreement and to confer with his or her counsel concerning said terms and conditions.

          (c)     BINDING  AGREEMENT.  This  Shareholder Agreement has been duly
                  ------------------
executed and delivered by such Shareholder and constitutes a valid and legally binding agreement of such Shareholder.

          (d)     OWNERSHIP  OF  SHARES,  ETC.  Schedule I hereto correctly sets
                  ---------------------------
forth the number of shares of Community West Stock owned by the Shareholder or with respect to which such Shareholder has sole or shared voting power, and the Shareholder has good and marketable title to all such shares of Community West
Stock free and clear of any liens, security interests, charges or other encumbrances of any kind or nature except as set forth on Schedule I.

          (e)     RELATIONSHIP  WITH  COMMUNITY  WEST.  The  Shareholder  is  a
                  -----------------------------------
director  or  executive  officer  of  Community  West.

          (f)     NON-CONTRAVENTION.  The  execution  and  delivery  of  this
                  -----------------
Agreement by the Shareholder does not, and the performance by the Shareholder of the Shareholder's obligations hereunder and the consummation by the Shareholder of the transactions contemplated hereby will not, violate or conflict with or constitute a default under any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Shareholder is a party or by which the Shareholder is bound, or any statute, rule or regulation to which the Shareholder or any of the Shareholder's property is subject.

                                   ARTICLE III

                             DISCLOSURE AND TRADING
                             ----------------------

     The Shareholder hereby covenants and agrees that upon receipt of the disclosure of a Strategic Transaction Proposal or a Community West Acquisition Transaction (as those terms are defined in the Agreement), Shareholder shall maintain the confidentiality of all non-public information regarding the Strategic Transaction Proposal or the Community West Acquisition Transaction to the same extent required by the parties to any such transaction under the terms of any confidentiality agreement to which those parties are bound and to refrain from trading in securities of Community West, Palomar, any subsidiary thereof or any other party to the Strategic Transaction Proposal or Community West Acquisition Transaction until the earlier of: (i) full public disclosure of such non-public information has been made and trading in the subject securities would not be a violation of applicable securities laws, or (ii) the Strategic
Transaction Proposal or Community West Acquisition Transaction has been terminated or has expired by its terms and disclosure of such non-public information is permitted under the terms of any agreement regarding the transaction and trading in the subject securities would not be a violation of applicable securities laws.

                                   ARTICLE IV

                                   TERMINATION
                                   -----------

     TERMINATION.  This  Shareholder Agreement shall automatically terminate and
     -----------
be of no further force or effect if the Agreement is terminated in accordance with the terms thereof, except as to any breach of this Shareholder Agreement by the Shareholder occurring prior to the date of such termination. The representations and warranties set forth in Article II and the covenants and agreements of Articles III and V hereof shall survive the termination of this Shareholder Agreement and the Closing.

                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

     5.1     EXPENSES.  Each  party  hereto shall pay its own costs and expenses
             --------
in connection with this Shareholder Agreement and the transactions covered and contemplated hereby; provided, however, that nothing contained herein shall preclude the payment of the Shareholder's expenses in connection with the negotiation and documentation of this Shareholder's Agreement by Community West.

     5.2     NOTICES,  ETC.     All  communications  required or permitted to be
             -------------
given hereunder shall be in writing and shall be deemed to have been duly given to the appropriate parties if delivered in person (professional carrier acceptable) or by United States mail, certified and with return receipt requested, or otherwise actually delivered:

          (a) If to the Shareholder, to the address set forth on Schedule I attached hereto.

               With  a  copy  to:

               Community  West  Bancshares
               5827  Hollister  Avenue
               Goleta,  California  93117
               Attn:     Llewellyn  W.  Stone
                    President  and  Chief  Executive  Officer

               With  a  copy  to:  Horgan,  Rosen,  Beckham  &  Coren,  LLP
                           21700  Oxnard  Street,  Suite  1400
                           Los  Angeles,  California  91365
                           Attn:      Arthur  A. Coren, Professional Corporation
                           FAX:  (818)  340-6190

          (b)     If  to  Palomar

               Palomar  Savings  &  Loan  Association
               355  West  Grand  Avenue
               Escondido,  California  92025
               Attn:  Mr.  James  M.  Rady

               With  a  copy  to:  Higgs,  Fletcher  &  Mack,  LLP
                           401  West  A  Street,  Suite  2000
                           San  Diego,  California  92101
                           Attn:  Kurt  L.  Kicklighter,  Esq.

or such other address as any party may have furnished in writing to the other parties.

     5.3     ENTIRE  AND  SOLE AGREEMENT.  The making, execution and delivery of
             ---------------------------
this Shareholder Agreement by the parties hereto have not been induced by any representations, statements, warranties or agreements other than those expressed herein and in the Agreement. This Shareholder Agreement and the Agreement embody the entire understanding of the parties, and there are no further or other agreements or understandings, whether written or oral, in effect among the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

     5.4     SUCCESSORS  AND  ASSIGNS.  Except  as  otherwise  provided  in this
             ------------------------
Shareholder Agreement, all covenants and agreements of the parties contained in this Shareholder Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     5.5     GOVERNING  LAW.  This  Shareholder Agreement shall be construed and
             --------------
enforced in accordance with and governed by the laws of the State of California. Each party hereto hereby submits to the jurisdiction of the courts of the County of Santa Barbara for the purpose of any suit, action or other proceeding arising out of such party's obligations under or with respect to this Agreement.

     5.6     COUNTERPARTS.  This  Shareholder  Agreement  may  be  executed
             ------------
simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.7     AMENDMENT,  SUPPLEMENT  AND WAIVER.  This Shareholder Agreement may
             ----------------------------------
be amended or supplemented, and compliance with the provisions hereof may be waived only by an instrument in writing signed by the party against which enforcement of such amendment, supplement or waiver of compliance is sought.

     5.8     HEADINGS.  The  headings  in  this  Shareholder  Agreement  are for
             --------
purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     5.9     SPECIFIC  PERFORMANCE.  It  is  recognized and agreed that monetary
             ---------------------
damages will not compensate the parties hereto for nonperformance by any party. Accordingly, each party agrees that his or her obligation shall be enforceable by a court order requiring specific performance.

     5.10     SEVERAL  OBLIGATIONS.  All  duties  and  obligations  of  the
              --------------------
Shareholder executing this Shareholder Agreement shall be several and not joint with the duties and obligations of other Shareholders executing similar Shareholder Agreements with Palomar.

     IN WITNESS WHEREOF, the parties hereto have caused this Shareholder Agreement to be duly executed as of the date first above written.

SHAREHOLDER                    PALOMAR  SAVINGS  &  LOAN  ASSOCIATION

_____________________________    By:   ________________________________
     (Name)                            James  M.  Rady
                                 Its:  President  and  Chief  Executive  Officer
_____________________________
     (Signature)

                                   SCHEDULE I


NAME  OF  DIRECTOR:          __________________________

ADDRESS  OF  DIRECTOR:       __________________________


       __________________________

       __________________________


CERTIFICATE  NUMBER          NUMBER  OF  SHARES     REGISTERED  OWNER(S)
-------------------          ------------------     --------------------












DESCRIBE  ANY  LIENS:
--------------------

                                   EXHIBIT "C"

                               AFFILIATES  LETTER


Community  West  Bancshares
5827  Hollister  Avenue
Goleta,  California  93117

Attention:     Mr.  Llewellyn  W.  Stone
               President  and  Chief  Executive  Officer

Ladies  and  Gentlemen:

     I have been advised that I may be an "affiliate," as defined in Rule 145 under the Securities Act of 1933 (the "Act"), of Palomar Savings & Loan Association ("Palomar") at the time of the merger (the "Merger") of Palomar and Community West Bancshares pursuant to which Palomar will become a wholly-owned subsidiary of Community West Bancshares ("Community West"). In the Merger, I will acquire shares (the "Shares") of the common stock of Community West in exchange for my shares of common stock of Palomar ("Palomar Stock").

     I  represent  and  agree  as  follows:

     1. I have carefully read this letter and, to the extent I felt necessary, I have discussed it with legal counsel.

     2. The Shares are being acquired by me in good faith for investment, for my own account, and not with a view to distributing, the Shares to others or otherwise reselling the Shares.

     3. I will not make any sale or other disposition of the Shares in violation of the Act or related rules and regulations. In this connection, I understand that the issuance of the Shares to me has been or will be registered under the Act, but that such registration will not cover resales by affiliates. Accordingly, the Shares must be held by me indefinitely unless: (i) the Shares have been registered under the Act for sale by me; (ii) a sale of the Shares is made in conformity with the volume and other applicable limitations of paragraph
(d)  of  Rule  145;  or  (iii) another exemption from registration is available.

     4. I understand that Community West is under no obligation to register the sale or other disposition of the Shares by me or on my behalf or to take any other action to qualify sale of the Shares for any exemption for registration.

     5. I also understand that stop transfer instructions will be given to Community West's transfer agent with respect to the Shares and that there will be placed on the certificates for the Shares a legend stating in substance:

Community  West  Bancshares
     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 145 OR PURSUANT TO A REGISTRATION
STATEMENT  UNDER  THAT  ACT  OR  AN  EXEMPTION  FROM  SUCH  REGISTRATION.

     6. I agree that commencing on the date of the Effective Time of the Merger (as that term is defined in that certain Agreement and Plan of Reorganization dated April __, 1998 by and between Palomar and Community West) and until the time that financial results covering at least 30 days of post-Merger combined operations of Palomar and Community West have been published, I will not sell, transfer or otherwise dispose of any interest in the shares owned by me or any of the Shares that I receive as a result of the Merger or reduce my interest in or my risk relating to any of such Shares. I understand that Community West will publish such financial results as soon as reasonably practicable following the close of the first calendar quarter after the Merger.

     7. I know of no plan (written or oral) pursuant to which holders of shares of the outstanding Palomar Stock intend to sell or otherwise dispose of more than 50%, in the aggregate, of their interest in such shares, either by a sale or other disposition of Palomar Stock before the Merger, by the exercise of dissenters' rights in the Merger or by a sale or other disposition of the Shares to be received by them as a result of the Merger.

     8. I understand and agree that Community West will rely upon the foregoing representations and warranties in issuing the Shares to me and I hereby agree to indemnify Community West and hold it and its officers, directors, employees, agents and representatives harmless from and against all liabilities, costs, or expenses (including reasonable attorneys' fees) arising as a result of a sale or disposition of any of the Shares in violation of any of the restrictions described above.

     9. I understand that so long as I am an "affiliate" of Community West within the meaning of the Act, any shares of Community West's common stock I may acquire in the future, separate and apart from the Shares described above, whether or not such shares are previously registered with the Securities and Exchange Commission, will also be subject to restriction on resale. Moreover, I understand that under various circumstances, including the case where I acquire shares of Community West's common stock which have not previously been registered with the Securities and Exchange Commission, I will be required to hold such shares for a minimum of one year before I can sell the shares in the trading market. I also understand that legends reflecting all restrictions on Community West common stock which I may acquire will be placed on all certificates representing such shares, and that stop transfer orders will be placed with Community West's transfer agent prohibiting transfers by me in violation of such restrictions.

                              Very  truly  yours,


Dated:____________,  1998               _____________________________
                                         Signature


                              _____________________________
                                   Type  or  Print  Name

                                   EXHIBIT D-1








                                ___________, 1998



Board  of  Directors
Palomar  Savings  &  Loan  Association
355  West  Grand  Avenue
Escondido,  California  92025

     Re:  Merger  of  Community  West  Bancshares  and
          --------------------------------------------
          Palomar  Savings  &  Loans  Association
          ---------------------------------------

Ladies  and  Gentlemen:

     We have acted as counsel for Community West Bancshares ("Community West") with respect to the proposed merger with Palomar Savings & Loan Association ("Palomar") pursuant to the Agreement and Plan of Reorganization dated as of April ___, 1998, by and between Community West and Palomar (the "Agreement"). This opinion is rendered to you pursuant to Section 8.8 of the Agreement. Terms used in this opinion will have the same meaning as in the Agreement.

     In our capacity as counsel for Community West we have examined originals or certified, conformed, or photostatic copies, the authenticity of which have been established to our satisfaction, of such agreements, certificates, and other documents as we have deemed relevant and necessary for the basis for the opinions expressed in this letter. In all such examinations, we have assumed the genuineness of all signatures on originals and certified copies and the conformity to the originals or certified documents of all copies submitted to us as conformed or photostatic copies. We have not independently verified the actions described in minutes, certificates, or documents, but we have assumed they correctly reflect the actions described therein. As to various questions of fact material to our opinion, to the extent noted herein, we have relied upon the certificates or representations of Community West or its officers.

     While we believe that the opinions set forth below will accurately reflect the state of relevant law, the opinions involve mixed questions of fact and law or matters as to which there is no clear precedent. Furthermore, both statutory law and interpretations thereof are subject to change from

Board  of  Directors
Palomar  Savings  &  Loan  Association

time to time. Accordingly, we cannot assure you that, in the event of any of the issues dealt with in this opinion as set forth below are litigated, our position would be sustained by the courts.

     On the basis of the foregoing and in reliance thereon, and on such other matters as we deem relevant in these circumstances, we are of the opinion that, as of the date hereof:

1. Community West is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and is entitled to own or lease its properties and to conduct its business in the places where such properties are now owned or leased or such business is now conducted. Community West and it wholly-owned subsidiary, Goleta National Bank ("GNB") have adequate charter, franchise, permit and license rights to enable them to conduct their business as presently conducted and the power and authority to enter into and perform its obligations under the Agreement.

2. The Agreement and the Merger Agreement referred to in the Agreement (the "Merger Agreement") have been duly authorized and validly executed and delivered by Community West and CWB Merger Corp and (assuming each has been duly authorized, executed and delivered by Palomar) constitute the valid and binding agreements of Community West and CWB Merger Corp except as may be limited by bankruptcy, insolvency or reorganization laws or other laws pertaining to the rights of creditors generally.

3. The execution, delivery, and performance of the Agreement and Merger Agreement and the consummation of the transactions contemplated therein will not result in a breach or violation of, constitute a material default in, result in the acceleration of any obligation of, or result in the creation of any lien under or pursuant to, any term or provision of Community West's Articles of Incorporation or Bylaws, or any statute, rule or regulation.

4. The execution, delivery, and performance of the Agreement and Merger Agreement and the consummation of the transactions contemplated therein will not result in a breach or violation of, constitute a material default in, result in the acceleration of any obligation of, or result in the creation of any lien under or pursuant to, any material mortgage, lien, lease, agreement, instrument, judgement, decree, order, arbitration award, writ or injunction applicable to Community West and will not violate or conflict with any other material restriction of any kind or character applicable to Community West, except as to those agreements reflected in schedules to the Agreement.

Board  of  Directors
Palomar  Savings  &  Loan  Association

5. Community West is authorized by its Articles of Incorporation to issue 20,000,000 shares of Common Stock, no par value, of which as of the date hereof there were ____________ shares issued and outstanding, all of which are duly authorized, validly issued and outstanding, fully paid and nonassessable. Community West has no other authorized or outstanding series or classes of capital stock or other securities, or outstanding options, warrants or rights to acquire unissued securities, other than as reflected in schedules to the Agreement.

6. Community West and CWB Merger Corp have the corporate power to execute and deliver the Agreement and to consummate the transactions to be performed by them thereunder; to the best of our knowledge, all corporate and shareholder action required by law to authorize such execution and delivery of the Agreement and the Merger Agreement and the consummation of the transactions contemplated therein by Community West and CWB Merger Corp have been duly and validly taken by Community West and CWB Merger Corp; and subject to approval by all appropriate regulatory agencies, upon the filing of an executed copy of the Merger Agreement with the California Secretary of State and the California Commissioner of Financial Institutions, the Merger contemplated in the Agreement will be effective in accordance with the terms of the Agreement.

7. To the best of our knowledge without any independent investigation, there are no material suits, proceedings, governmental investigations, or labor disputes pending or threatened in writing against or relating to Community West, its properties or business, as of this date, except as reflected in schedules to the Agreement.

8. Although we have necessarily assumed the correctness and completeness of the statements made by Community West in the Proxy Statement and take no responsibility therefor, we have no reason to believe that the information regarding Community West and Community West Stock in the Proxy Statement including all of the amendments and supplements thereto, as of the date thereof, and as of the Community West Meeting Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein which was necessary to make the statements therein not materially misleading and, to the best of our knowledge, between the Community West Mailing Date and the date hereof, we have no reason to believe that any event or occurrence or fact arose or came to light which should have been, but was not, appropriately disclosed (except we express no opinion or belief as to financial statements or other statistical data or as to any other information supplied by Community West).

Board  of  Directors
Palomar  Savings  &  Loan  Association

     The foregoing opinions are further limited by and subject to the following:

     9. This opinion relates only to matters of federal law and to the laws of the State of California, without reference to the conflict of laws, and we do not purport to express any opinions on the laws of any other jurisdiction.

     10. This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this opinion letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the federal law of the United States and the law of the State of California. This opinion letter is also governed by, and shall be interpreted in accordance with, the "California Provisions" and the "California Generic Exception" as defined in the Business Law Section of the
                                                     ---------------------------
California  State  Bar Report on the Third-Party Legal Opinion Report of the ABA
--------------------------------------------------------------------------------
Section  of  Business Law (dated May 1992), and is therefore subject to a number
------------------------------------------
of additional qualifications, exceptions, and understandings all as more particularly described in the California Provisions and California Generic Exception, and this opinion letter should also be read in conjunction therewith.

     We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion. This opinion has been prepared solely for your use in connection with the consummation of the transactions contemplated by the Agreement and shall not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any person or entity without the prior written consent of this firm.


                              Respectfully  submitted,


                              HORGAN,  ROSEN,  BECKHAM  &  COREN,  L.L.P.

                                  EXHIBIT "D-2"








                                __________, 1998



Board  of  Directors
Community  West  Bancshares
5827  Hollister  Avenue
Goleta,  California  93117

     Re:  Merger  of  Community  West  Bancshares  and
          --------------------------------------------
          Palomar  Savings  &  Loans  Association
          ---------------------------------------

Ladies  and  Gentlemen:

     We have acted as counsel for Palomar Savings & Loan Association ("Palomar") with respect to the proposed merger with Community West Bancshares ("Community West") pursuant to the Agreement and Plan of Reorganization dated as of April ___, 1998, by and between Community West and Palomar (the "Agreement"). This opinion is rendered to you pursuant to Section 9.7 of the Agreement. Terms used in this opinion will have the same meaning as in the Agreement.

     In our capacity as counsel for Palomar we have examined originals or certified, conformed, or photostatic copies, the authenticity of which have been established to our satisfaction, of such agreements, certificates, and other documents as we have deemed relevant and necessary for the basis for the opinions expressed in this letter. In all such examinations, we have assumed the genuineness of all signatures on originals and certified copies and the conformity to the originals or certified documents of all copies submitted to us as conformed or photostatic copies. We have not independently verified the actions described in minutes, certificates, or documents, but we have assumed they correctly reflect the actions described therein. As to various questions of fact material to our opinion, to the extent noted herein, we have relied upon the certificates or representations of Palomar or its officers.

     While we believe that the opinions set forth below will accurately reflect the state of relevant law, the opinions involve mixed questions of fact and law or matters as to which there is no clear precedent. Furthermore, both statutory law and interpretations thereof are subject to change from

Board  of  Directors
Community  West  Bancshares

time to time. Accordingly, we cannot assure you that, in the event of any of the issues dealt with in this opinion as set forth below are litigated, our position would be sustained by the courts.

     On the basis of the foregoing and in reliance thereon, and on such other matters as we deem relevant in these circumstances, we are of the opinion that, as of the date hereof:

1. Palomar is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and is entitled to own or lease its properties and to conduct its business in the places where such properties are now owned or leased or such business is now conducted. Palomar has adequate charter, franchise, permit and license rights to enable it to conduct its business as presently conducted and the power and authority to enter into and perform its obligations under the Agreement. The nature of Palomar's operations and the business transacted by it as of the date hereof make licensing and qualification in any other state or jurisdiction other than California unnecessary.

2. The Agreement and the Merger Agreement referred to in the Agreement (the "Merger Agreement") have been duly authorized and validly executed and delivered by Palomar and (assuming each has been duly authorized, executed and delivered by Community West) constitute the valid and binding agreements of Palomar except as may be limited by bankruptcy, insolvency or reorganization laws or other laws pertaining to the rights of creditors generally.

3. The execution, delivery, and performance of the Agreement and Merger Agreement and the consummation of the transactions contemplated therein will not result in a breach or violation of, constitute a material default in, result in the acceleration of any obligation of, or result in the creation of any lien under or pursuant to, any term or provision of Palomar's Articles of Incorporation or Bylaws, or any statute, rule or regulation.

4. The execution, delivery, and performance of the Agreement and Merger Agreement and the consummation of the transactions contemplated therein will not result in a breach or violation of, constitute a material default in, result in the acceleration of any obligation of, or result in the creation of any lien under or pursuant to, any material mortgage, lien, lease, agreement, instrument, judgement, decree, order, arbitration award, writ or injunction applicable to Palomar and will not violate or conflict with any other material restriction of any kind or character applicable to Palomar, except as to those agreements reflected in schedules to the Agreement.

Board  of  Directors
Community  West  Bancshares

5. Palomar is authorized by its Articles of Incorporation to issue 20,000,000 shares of Common Stock, no par value, of which as of the date hereof there were ____________ shares issued and outstanding, all of which are duly authorized, validly issued and outstanding, fully paid and nonassessable. Palomar has no other authorized or outstanding series or classes of capital stock or other securities, or outstanding options, warrants or rights to acquire unissued securities, other than as reflected in schedules to the Agreement.

6. Palomar has the corporate power to execute and deliver the Agreement and to consummate the transactions to be performed by it thereunder; to the best of our knowledge, all corporate and shareholder action required by law to authorize such execution and delivery of the Agreement and the Merger Agreement and the consummation of the transactions contemplated therein by Palomar have been duly and validly taken by Palomar and subject to approval by all appropriate regulatory agencies, upon the filing of an executed copy of the Merger Agreement with the California Secretary of State and the California Commissioner of Financial Institutions, the Merger contemplated in the Agreement will be effective in accordance with the terms of the Agreement.

7. To the best of our knowledge without any independent investigation, there are no material suits, proceedings, governmental investigations, or labor disputes pending or threatened in writing against or relating to Palomar, its properties or business, as of this date, except as reflected in schedules to the Agreement.

8. Although we have necessarily assumed the correctness and completeness of the statements made by Palomar in the Proxy Statement and take no responsibility therefor, we have no reason to believe that the information regarding Palomar and Palomar Stock in the Proxy Statement including all of the amendments and supplements thereto, as of the date thereof, and as of the Palomar Meeting Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein which was necessary to make the statements therein not materially misleading and, to the best of our knowledge, between the Palomar Mailing Date and the date hereof, we have no reason to believe that any event or occurrence or fact arose or came to light which should have been, but was not, appropriately disclosed (except we express no opinion or belief as to financial statements or other statistical data or as to any other information supplied by Palomar).

Board  of  Directors
Community  West  Bancshares

     The foregoing opinions are further limited by and subject to the following:

     11. This opinion relates only to matters of federal law and to the laws of the State of California, without reference to the conflict of laws, and we do not purport to express any opinions on the laws of any other jurisdiction.

     12. This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this opinion letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the federal law of the United States and the law of the State of California. This opinion letter is also governed by, and shall be interpreted in accordance with, the "California Provisions" and the "California Generic Exception" as defined in the Business Law Section of the
                                                     ---------------------------
California  State  Bar Report on the Third-Party Legal Opinion Report of the ABA
--------------------------------------------------------------------------------
Section  of  Business Law (dated May 1992), and is therefore subject to a number
------------------------------------------
of additional qualifications, exceptions, and understandings all as more particularly described in the California Provisions and California Generic Exception, and this opinion letter should also be read in conjunction therewith.

     We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion. This opinion has been prepared solely for your use in connection with the consummation of the transactions contemplated by the Agreement and shall not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any person or entity without the prior written consent of this firm.


                              Respectfully  submitted,



                              HIGGS,  FLETCHER  &  MACK,  LLP

                                  EXHIBIT "2.2"

                                MERGER AGREEMENT



     THIS MERGER AGREEMENT (this "Agreement") is made this 1st day of December, 1998, by and between CWB MERGER CORP, a California Corporation (hereinafter referred to as "CWB Merger Corp"), and PALOMAR SAVINGS & LOAN ASSOCIATION, a California savings and loan association (hereinafter referred to as "Palomar"), with reference to the following:


                                    RECITALS
                                    --------

     WHEREAS, Palomar is a California savings and loan association duly organized, validly existing and in good standing under the laws of the State of California;

     WHEREAS, CWB Merger Corp is a California corporation established as a wholly-owned subsidiary of Community West Bancshares ("Community West") and is duly organized, validly existing and in good standing under the laws of the State of California.

     WHEREAS, Community West and Palomar have entered into that certain Agreement and Plan of Reorganization dated April 23, 1998 (the "Acquisition Agreement") providing for the acquisition of Palomar by Community West through the merger of Palomar with CWB Merger Corp under the charter and title of Palomar (the "Merger");

     WHEREAS, both CWB Merger Corp and Palomar wish to complete the acquisition by consummating the Merger; and

     WHEREAS, the Board of Directors of each of Community West and Palomar has approved this Agreement and has authorized its execution and delivery and the sole shareholder of CWB Merger Corp and the shareholders of Community West and Palomar have approved this Agreement and the transactions contemplated hereby;

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, the parties hereto hereby agree as follows:


                                    AGREEMENT
                                    ---------

     SECTION  1.  SURVIVING  BANK.  At the Effective Time of the Merger (as that
     ----------   ---------------
term is defined in the Acquisition Agreement), CWB Merger Corp and Palomar shall be merged under the charter of Palomar (the "Surviving Association").

     SECTION  2.  CLOSING.  The  closing of the transactions contemplated hereby
     ----------   -------
(the "Closing") shall take place at the offices of Community West, 5827 Hollister Avenue, Goleta, California 93117, on the date fixed therefor pursuant to Section 2.1 of the Acquisition Agreement.

     SECTION  3.  NAME.  The name of the Surviving Association shall be "Palomar
     ----------   ----
Savings  &  Loan  Association."

     SECTION  4.  BUSINESS;  OFFICES.  The business of the Surviving Association
     ----------   ------------------
shall be that of a savings and loan association. This business shall be conducted by the Surviving Association at its main office located at 355 West Grand Avenue, Escondido, California 92033, and at its legally established branches and loan production offices.

     SECTION  5.  CAPITAL.  The  capital account of the Surviving Association at
     ----------   -------
the Effective Time of the Merger shall be equal to the combined capital accounts of Palomar and CWB Merger Corp, adjusted, however, for normal earnings and expenses up to the Effective Time of the Merger. The authorized capitalization of the Surviving Association shall be 1,500,000 shares of common stock, par value $4.00 per share.

     SECTION  6.  ASSETS;  LIABILITIES.  All  assets  of each of Palomar and CWB
     ----------   --------------------
Merger Corp, as they exist immediately prior to the Effective Time of the Merger, shall pass to and vest in the Surviving Association without any conveyance or other transfer. The Surviving Association shall be responsible for all of the liabilities of every kind and description of each of CWB Merger Corp and Palomar existing as of the Effective Time of the Merger.

     SECTION  7.  OUTSTANDING  STOCK.  At the Effective Time of the Merger, each
     ----------   ------------------
share of the common stock, $4.00 par value, of Palomar (the "Palomar Stock") issued and outstanding immediately prior to the Effective Time of the Merger, except for Dissenting Palomar Shares (as defined in Section 1.3 of the Acquisition Agreement), on and after the Effective Time of the Merger, pursuant to the Acquisition Agreement and the Agreement and without any further action on the part of Palomar or the holders of Palomar Stock, automatically shall be canceled and cease to be an issued and outstanding share of Palomar Stock and shall be converted into the right to receive that number of newly issued shares of common stock, no par value, of Community West, equal to the whole and fractional number resulting from dividing the Palomar Per Share Value by the Community West Per Share Value; plus cash in lieu of fraction interests as specified in Section 1.5 of the Acquisition Agreement. For purposes of this Agreement, the term Community West Per Share Value shall mean the average of the "bid" and "ask" of Community West Stock as quoted in the NASDAQ National Market System for the thirty (30) trading days immediately preceding the Closing (as that term is defined in Section 2.1 of the Acquisition Agreement). For purposes of this Agreement, the term Palomar Per Share Value shall mean the product of
the  following  equation:  [2.2]  x  [a   b]  where  "a"is  the  Palomar  Total
Shareholders Equity as of the last day of the calendar month immediately preceding the Closing as determined in accordance with generally accepted accounting principles as in effect in the United States, consistently applied (without giving effect to the payment of finders' fee occurring after the Closing), and where "b" is the number of shares of Palomar Stock outstanding immediately prior to the Closing. Certificates formerly evidencing shares of Palomar Stock shall be surrendered for exchange to the Transfer Agent (as defined in Section 1.6 of the Acquisition Agreement) in accordance with Section
1.6  of  the  Acquisition  Agreement.

     Each share of the common stock, no par value, of CWB Merger Corp issued and outstanding immediately prior to the Effective Time of the Merger, on and after the Effective Time of the Merger, shall be converted into one share of common stock of the Surviving Association.

     SECTION 8.  DIVIDEND.  Neither CWB Merger Corp nor Palomar shall declare or
     ---------   --------
pay any dividend to its shareholders between the date of this Agreement and the Effective Time of the Merger, or dispose of any of its assets in any other manner except in the normal course of business and for adequate value.

     SECTION 9.  BOARD OF DIRECTORS; OFFICERS.  The persons serving as the Board
     ---------   ----------------------------
of Directors of Palomar immediately prior to the Effective Time of the Merger at and after the Effective Time of the Merger shall become and be the Board of Directors of the Surviving Association, and such persons shall serve as the directors of the Surviving Association until such time as their successors have been elected and qualified; provided however, that at the Effective Time of the Merger, one additional person designated by the Board of Directors of Community West in its sole and absolute discretion shall be appointed to the Board of Directors of Palomar. The executive officers of Palomar immediately prior to the Effective Time of the Merger at and after the Effective Time of the Merger shall become and be the executive officers of the Surviving Association, and such persons shall serve until they resign or are replaced or terminated by the Board of Directors of the Surviving Association.

     SECTION  10.  ARTICLES  OF ASSOCIATION AND BYLAWS OF SURVIVING ASSOCIATION.
     -----------   ------------------------------------------------------------
The Articles of Incorporation and Bylaws of Palomar as in effect immediately prior to the Effective Time of the Merger, copies of which are attached hereto as Exhibits "A" and "B," respectively, shall be the Articles of Incorporation and Bylaws of the Surviving Association.

     SECTION  11.  CONDITIONS.  The  obligations  of the parties to proceed with
     -----------   ----------
the Closing are subject to the satisfaction or waiver at or prior to the Closing of all of the conditions to the Merger set forth herein and in the Acquisition Agreement.

     SECTION  12.  TERMINATION.  This  Agreement  may  be terminated at any time
     -----------   -----------
prior  to  the  Closing:

     (a) by the written agreement of CWB Merger Corp, Community West and Palomar;

     (b) by CWB Merger Corp or Palomar if the Closing shall not have been consummated on or before December 31, 1998, or such other date, if any, upon which CWB Merger Corp, Community West and Palomar may agree in writing; or

     (c) automatically in the event the Acquisition Agreement is terminated in accordance with its terms.

     SECTION  13.  APPROVALS.  This  Agreement has been approved and/or ratified
     -----------   ---------
and confirmed by the affirmative vote of shareholders of Palomar owning at least a majority of its capital stock outstanding, and by the sole shareholder of CWB Merger Corp, by written consent or at a meeting held on the call of the Board of Directors; and the Merger shall become effective on such date and at such time as an executed copy of this Agreement, together with all requisite certificates as required by applicable California law, bearing the endorsement of the California Commissioner of Financial Institutions (the "Commissioner") as required by California Financial Code Section 5758 is filed with the California Secretary of State (the "Effective Time of the Merger").

     WITNESS the signatures of CWB Merger Corp and Palomar, this 1st day of December, 1998, each set by its President and attested to by its Cashier or Secretary, pursuant to a resolution of their Boards of Directors, acting by a majority.

                              CWB  MERGER  CORP


                              By:  /s/  Llewellyn  W.  Stone
                                 ---------------------------
                                   Llewellyn  W.  Stone
                                   President  and
                                   Chief  Executive  Officer




/s/  Michel  Nellis
--------------------
Michel  Nellis
Secretary


                              PALOMAR  SAVINGS  &  LOAN  ASSOCIATION


                              By:  /s/  James  M.  Rady
                                 ----------------------
                                   James  M.  Rady
                                   President  and
                                   Chief  Executive  Officer



/s/  Donald  M.  Gaylean
-------------------------
Donald  M.  Gaylean
Secretary